Exhibit 4.1



                    Wasatch Interactive Learning Corporation

             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON AUTHORIZED 100,000,000 COMMON SHARES, $.0001 PAR VALUE


 NUMBER                                                               SHARES


THIS CERTIFIES THAT


                                                            SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
                                                            CUSIP 936794 10 6



is the owner of



 FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF $.0001 EACH OF

                    Wasatch Interactive Learning Corporation


transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.


Dated:             , 2000


   Carol Loomis                              Barbara Morris
   ---------------------------------      ---------------------------------
               Secretary                                 President


                                   Corporate
                                      SEAL

COUNTERSIGNED:
Executive Registrar & Transfer Agency, Inc.
P.O. Box 56715, Phoenix, AZ  85079


By
     ---------------------------------------
     Transfer Agent and Authorized Signature

                    Wasatch Interactive Learning Corporation

                   Executive Registrar & Transfer Agency, Inc.
                            Transfer Fee: As Required


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common    UNIF GIFT ACT- _______Custodian  for ________
                                                  (Cust.)               (Minor)
                                                  under Unform Gifts to Minors


TEN ENT  - as tenants by the entireties

JT TEN   - as joint tenants with right of       Act of _________________________
           survivorship and not as tenants                     (State)
           in common


     Additional abbreviations may also be used though not in the above list.


 For value received_______________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

                    ----------------------------------------


                    ----------------------------------------


                Please print or type name and address of assignee


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   _______________________________________________________________ Shares of the
   Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________________________________

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   Attorney  to  transfer  the said stock on the books of the  within-named
   Corporation, with full power of substitution in the premises.

   Dated _________________________  20______

SIGNATURE GUARANTEED:                         X
                                               ---------------------------------

                                              X
                                               ---------------------------------

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GURARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.